Exhibit 99

          On December 1, 2005, we completed our acquisition of substantially all of the worldwide asset management business of Citigroup Inc. In the transaction, in exchange for the Citigroup asset management business, we gave Citigroup:

  the subsidiaries that constituted our private client and capital markets businesses;

  5,393,545 shares of Legg Mason common stock;

  13.346632 shares of non-voting convertible preferred stock, which convert automatically upon transfer to an entity that is not an affiliate of Citigroup into an aggregate of 13,346,632 shares of Legg Mason common stock; and

  approximately $512 million in cash, which we funded through a new five-year term loan.

The transaction agreement also provides for a potential increase in the purchase price that we pay for the asset management business of up to $300 million based upon our retention of certain client relationships nine months after the closing date. As a result of this transaction, asset management is now our sole business, the Citigroup asset management business, which we refer to as "CAM," is now part of our business, and our Private Client and Capital Markets business segments have been sold to Citigroup.

          In a separate transaction that closed on November 3, 2005, we acquired 80% of the outstanding common shares of The Permal Group Ltd., a leading global funds-of-hedge funds manager. At the Permal closing, we paid $600 million in cash and 1,889,332 newly issued shares of Legg Mason common stock. The residual 20% interest in Permal, which was converted into Permal preferred shares, will be subject to calls by, and puts to, us after the second and fourth anniversaries of the closing.

CAM Business

          The CAM business provides a wide variety of investment advisory services and products and related services to individual and institutional clients and CAM-sponsored investment funds from offices located in the United States and in eight countries worldwide. Through these investment advisory services and products, CAM offers a multitude of different investment management styles, including management of equity securities utilizing investment strategies ranging from small-cap value to large-cap growth, liquidity and money market investments and long-term management of many different fixed income securities. CAM's investment products include domestic and offshore mutual funds and closed-end funds, separately managed account programs, such as wrap accounts, and other investment funds. Overall, the CAM business is generally similar to our existing asset management business, and therefore the general discussion about our asset management business in our Annual Report on Form 10-K for the fiscal year ended March 31, 2005 under the heading "Business" applies to CAM as well.

          As of October 31, 2005, CAM managed assets with a market value of approximately $400 billion. This number excludes certain assets that CAM currently manages but does not expect to retain long-term. Of CAM's assets under management, approximately 34% are equity-related, including assets in balanced accounts, and approximately 66% are fixed income-related, including assets in liquidity products.

          We currently operate CAM's U.S. and international businesses through a number of newly acquired or newly created subsidiaries. Western Asset Management Company, our principal fixed income manager, will manage substantially all of CAM's fixed income business, which ultimately will be consolidated into, or otherwise operated by, Western Asset. We also intend to consolidate the entities through which CAM's U.S. business is operated into one or two entities, and we are considering other potential consolidations of portions of the CAM business into other subsidiaries. We intend to allocate the CAM business among our three existing asset management divisions--Institutional, Mutual Funds and Wealth Management.

          The CAM business has historically distributed its products and services primarily through Citigroup's distributors, although it has utilized other distributors as well. In connection with the acquisition transaction, we have entered into a three-year global distribution agreement with Citigroup pursuant to which we intend to distribute the asset management products and services of CAM and other subsidiaries, including our Legg Mason Funds family of mutual funds, through Citigroup's various distribution businesses. These businesses include Citigroup's retail securities brokerage, retail and institutional banks and life and variable annuity representatives. In addition, we plan to continue and expand CAM's use of other distribution channels.

          Mutual Funds

          The CAM business sponsors and manages 159 mutual funds and 24 closed-end funds in the United States (including 4 mutual funds and 2 closed-end funds that are currently managed under interim management agreements because they have not yet received investor approval to enter into long-term agreements with CAM following the acquisition). In addition, the CAM business sub-advises 52 domestic mutual funds that are sponsored by third parties. CAM's mutual and closed-end funds include 86 equity funds that invest in a wide spectrum of equity securities utilizing numerous investment objectives, including large- and mid-cap growth funds, international funds and sector funds. CAM's fixed income mutual and closed-end funds, including liquidity funds, include 97 funds that offer a similarly wide variety of investment strategies and objectives, including income funds, investment grade funds and municipal securities funds. As of October 31, 2005, CAM managed approximately $154.8 billion in assets in the U.S. mutual funds and closed-end funds that it sponsors, of which approximately 34% were equity-related, including assets in balanced funds, and approximately 66% were fixed income-related, including assets in liquidity funds.

          CAM's wholesalers market CAM mutual funds to distributors in a number of distribution channels, including to Citigroup's distributors. Historically, CAM's mutual funds have been primarily distributed by Citigroup's distributors, however a continue the distribution relationship between the CAM funds and Citigroup's distributors as well as to broaden and deepen their distribution relationships with others.

          Retail Separately Managed Account Programs

          CAM is a leading provider of asset management services to retail separately managed account programs, such as wrap programs. These programs typically allow securities brokers, life and variable annuity agents or other distributors to offer their clients the opportunity to choose from a number of asset management services pursuing different investment strategies provided by one or more asset managers on a fee basis rather than a commission basis. CAM provides investment management services to a number of retail separately managed account programs, including equity management services employing all-cap growth and value and large-cap growth strategies and fixed income management services investing in taxable and tax-free securities. CAM's retail separately managed account services are provided through programs offered by Citigroup's distributors as well as programs offered by other distributors.

          Institutional Business

          CAM's institutional investment advisory business offers numerous long-term and liquidity fixed income and equity asset management services and products to U.S. and international institutional clients. Institutional clients receiving CAM's long-term investment services include pension funds and sovereign treasuries/central banks; institutions receiving CAM's liquidity investment services include insurance companies and other financial institutions and corporate treasury departments. CAM's institutional business includes one fixed income client account that accounts for approximately 10% of CAM's assets under management but generates less than 1% of CAM's revenues. CAM's fixed income institutional services include management of municipal securities and high-yield/emerging markets securities. CAM's equity institutional services include management of emerging markets equities, Japanese equities and U.S. large-cap growth, core and value equity investment strategies.

          International Business

          CAM's international business, a substantial portion of which is also part of CAM's institutional business, is primarily operated out of asset management offices located in eight countries. CAM's non-U.S. operations manage fixed income, equity, balanced and liquidity assets for institutional and retail clients and CAM sponsored funds around the world. CAM's international asset management operations are principally conducted in the following jurisdictions:

  United Kingdom--CAM's United Kingdom business manages approximately US $25 billion1 in fixed income and equity assets;

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1 All assets under management information in this section is as of October 31, 2005 and includes assets managed by CAM's operations in each country, rather than assets managed for clients who are domiciled in the country.

  Japan--CAM's Japanese business manages approximately US $49 billion in fixed income and equity assets;

  Brazil--CAM's Brazilian business manages approximately US $10 billion in fixed income and equity assets;

  Chile--CAM's Chilean business manages approximately US $600 million in fixed income and equity assets;

  Australia--CAM's Australian business manages approximately US $7 billion in fixed income and equity assets;

  Poland2--CAM's Polish business manages approximately US $1 billion in fixed income and equity assets;

  Singapore--CAM's Singapore business manages approximately US $1 billion in fixed income and equity assets; and

  Hong Kong--CAM's Hong Kong business manages approximately US $2 billion in fixed income and equity assets.

Most of CAM's international fixed income management business will be managed by Western Asset, or absorbed into Western Asset's existing international operations, while most of CAM's international equity management business will remain a separate part of Legg Mason's international asset management business. In addition to the eight asset management offices listed above, CAM has offices in a number of other countries from which it distributes its products and services or provides administrative support to its non-U.S. fund families.

          As part of its international business, CAM sponsors and manages many offshore funds, investment and other trusts and other pooled investment vehicles that are sold to non-U.S. investors. For example, CAM sponsors families of equity, fixed income, money market and multi-manager offshore funds that are domiciled in Ireland and Luxembourg, totaling approximately US $11 billion in assets. These funds are predominantly managed by CAM's investment managers throughout the world, and are sold to retail investors by CAM's marketers in numerous jurisdictions outside the United States. CAM also sponsors and manages proprietary pooled investment vehicles in most of the jurisdictions listed above.

Permal

          Permal is a leading global funds-of-hedge funds manager that primarily sponsors and manages funds that are sold outside the United States to non-U.S. investors. Permal offers a variety of multi-manager and single-manager investment funds covering different regions, strategies and target risk/return objectives. Permal selects from among a group of approximately 200 investment managers in designing portfolios that are intended to meet a wide variety of specific investment objectives. Currently, Permal sponsors and manages 13 multi-manager funds, 16 single-manager funds and 7 multi-manager private equity funds, in addition to portfolios set up for structured products.

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2 The acquisition of CAM's Polish business from Citigroup, which was delayed pending receipt of certain regulatory approvals, is expected to be completed in the near future.

          Permal's multi-manager funds allocate assets to a variety of independent hedge fund managers with the goal to create and maintain diversified portfolios of quality managers that provide safety of capital and above average returns with below average volatility when compared with traditional investments. Permal's objective in managing its multi-manager funds is to participate significantly in strong markets, preserve capital in down or volatile markets and outperform market indices over a full market cycle. This objective is somewhat different from the traditional fund-of-hedge funds' objective of achieving investment returns that are not very correlated with the returns of the overall market. In managing multi-manager funds, Permal also seeks to reduce overall portfolio risk by diversifying assets by manager, region, investment style, asset class or sector.

          Permal's multi-manager and single-manager funds (other than its U.S. funds) are sold outside the United States to non-U.S. investors. These funds are distributed to high net worth clients through a number of financial intermediary distributors. Permal has developed strong relationships with a number of financial intermediaries that operate outside the United States, which has resulted in their funds being widely distributed internationally.

Employees

          At December 1, 2005, after the acquisitions of Permal and the CAM business and the sale of our private client and capital markets businesses, we had approximately 4,200 employees. None of our employees is covered by a collective bargaining agreement.

Factors Affecting the Company and the Financial Services Industry

          In addition to the factors listed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2005 under the heading "Factors Affecting the Company and the Financial Services Industry", the following factors result from our transaction with Citigroup.

          Distribution

          In the transaction in which we acquired the CAM business, we transferred our retail securities brokerage and capital markets businesses to Citigroup. Prior to the closing of the transaction, our retail securities brokerage business had been the primary retail distributor of the Legg Mason Funds and both our retail brokerage and our capital markets businesses had distributed a number of our other asset management products and services. As a result of the transaction, we must utilize third party distributors for many of our asset management products and services, which may expose us to risks resulting from the fact that we do not control the distributors. For example, we must compensate the distributors for selling our products and services in amounts that are agreed between them and us.

          Pursuant to a three-year distribution agreement we entered with Citigroup, Citigroup has agreed to distribute our asset management products and services, including the Legg Mason Funds and CAM's products and services, through its various distribution businesses, and we have agreed that, subject to a few exceptions, Citigroup's retail securities brokerage will be the exclusive retail distributor of the Legg Mason Funds that are managed by Legg Mason Capital Management. The CAM business has historically relied upon Citigroup's distribution businesses to be the primary distributor of its products and services, and we expect this reliance to continue for some time despite the fact that CAM is no longer under common ownership with the distributors. There can be no assurances that we will be successful in distributing the Legg Mason Funds and our other products and services, including those managed or offered by CAM, through Citigroup's distributors, that we will be successful in distributing our products and services through other third party distributors, or that the transfer of our retail securities brokerage and capital markets businesses will not have an adverse effect on our ability to distribute, or the costs of distributing, our products and services. If we are unable to distribute our products and services successfully, it will adversely affect our revenues and net income, and any increase in distribution related expenses could adversely affect our net income.

          Risks Related to the Acquisition of the CAM Business

          Strategic transactions, like the acquisition of CAM, create numerous uncertainties and risks. CAM will be transitioning from being a part of Citigroup to being a part of Legg Mason, which will entail many changes, including changes in senior management and in administrative and other support. We also intend to integrate portions of CAM's business, including substantially all of its fixed income business, into the businesses of certain of our other subsidiaries. These transition activities are complex, and we may encounter expected or unexpected difficulties, or incur expected or unexpected costs, in any of them. If we are unable to retain the key asset management personnel of CAM, because of any of these transitions or for any other reasons, it could have an adverse impact on CAM's business. Similarly, if CAM is unable to retain its existing, and to acquire new, client relationships as a result of any of the uncertainties discussed above or for any other reasons, it could have an adverse impact on CAM's business. In addition, there can be no assurances that CAM will perform, financially or otherwise, in the future as well as we expect, or that we will be able to achieve the cost savings we expect from the CAM acquisition. Any of these risks could reduce our revenues or increase our costs, and thus could adversely affect our net income.

          Because we transferred our securities brokerage and capital markets businesses in the Citigroup transaction, our sole business is now asset management. As a result, we may be more affected by trends and issues affecting the asset management business, such as industry-wide regulatory issues and inquiries, publicity about, and public perceptions of the industry and asset management industry market cycles.

          Certain statements in this document constitute "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements relate to future events or our future performance. Actual results may differ materially from those expressed in or implied by any forward-looking statements as a result of various factors, including but not limited to those discussed herein and in our Annual Report on Form 10-K for the year ended March 31, 2005 under the heading "Factors Affecting the Company and the Financial Services Industry," those discussed elsewhere in that Annual Report on Form 10-K and those discussed in our Quarterly Reports on Form 10-Q under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, such forward-looking statements speak only as of the date on which they are made, and we undertake no obligations to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.